Franklin Bank

The Franklin Family of Community Banks SM

Investor Presentation
November 2006

NASDAQ: FBTX

Forward-Looking

This presentation includes forward-looking statements. These forward-looking statements include comments with respect to our goals, objectives, expectations, and strategies, and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.

Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. Other specific risks include the following: potential inability to successfully implement our growth business strategy; the integration of businesses we may acquire; our limited operating history; the potential unavailability of external financing; our reliance on brokered deposits; the geographic concentration of our business, commercial real estate and consumer loan portfolios, including our significant concentration in California; the seasonality in our mortgage and commercial businesses; the potential unavailability of single family loans for bulk purchase; the portion of our single family loan portfolio that is less than one year old; fraud and negligence by loan applicants and others with whom we do business; credit risk associated with our smaller borrowers in our mortgage banker finance operation; the effect of changes in the extensive regulatory scheme to which we are subject; the possibility that our allowance for credit losses may be insufficient to cover actual losses; interruption in or breach of our information systems; the potential inability to obtain the third-party information services on which we rely; and environmental risks associated with foreclosure on real estate properties. We caution that the foregoing list is not exhaustive.

Investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Non-GAAP

This presentation includes certain non-GAAP financial measures. Incorporated within the exhibits of the third quarter press release available on our website is a reconcilement of the non-GAAP financial measures discussed within this presentation. Management believes that these non-GAAP financial measures provide information useful to investors in understanding the underlying performance of the Company because they provide information that shows the financial effect of the reserve for the Taylor Brown litigation, the Preferred Stock dividends, and the restricted stock expense.

These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors affecting our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and to not rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures we have presented in this announcement with announcements by other companies containing the same or similar non-GAAP financial measures.

Background

- Franklin Bank Corp. began operations in April 2002 and was founded for the purpose of creating a Texas based community bank that concentrates its activities outside the major metropolitan areas.

- Franklin Bank Corp. began trading on the NASDAQ in December 2003 under the ticker symbol FBTX. In May 2006, Franklin raised additional capital through a preferred stock offering that is now trading on the AMEX under the ticker symbol FBK-P.

- Franklin Bank Corp. is currently included within the following indices: Russell 3000, Russell 2000, Russell Microcap, the American Community Bankers, the *S&P* SmallCap 600 Index, *S&P* Composite 1500, *S&P* 1000, NASDAQ Bank, NASDAQ Composite, NASDAQ NNM Composite, and NASDAQ Global Select Market Composite

Management Team

Anthony Nocella	Chief Executive Officer & President
Andy Black	Executive Vice President & Managing Director of Central Texas
Dan Cooper	Executive Vice President & Managing Director of Mortgage Banking
Michael Davitt	Executive Vice President & Managing Director of Commercial Lending
Max Epperson	Executive Vice President, Chief Credit Officer
Russell McCann	Executive Vice President, Chief Financial Officer
Glenn Mealey	Executive Vice President & Managing Director of Administration
Jan Scofield	Executive Vice President & Managing Director of Technology
Russell Workman	Executive Vice President & Managing Director of East Texas

Board of Directors

Lewis Ranieri, *Chairman of the Board*
Anthony Nocella, *Chief Executive Officer & President*
Lawrence Chimerine
David Golush
James Howard
Alan Master
Robert Perro
William Rhodes
John Selman

Mission

- Develop The Franklin Family of Community Banks, which is supported by lending production
- Be a low cost producer
- Provide high-quality customer service
- Provide excellent return to our investors

2006 Accomplishments

- Announced the purchase and assumption of 2 banking offices from Equity Bank. These offices will expand our East Texas region.
- Converted First Athens to our technology platform.
- Opened our 7th, 8th, and 9th commercial lending offices in the Colorado, Washington D.C, and California markets.
- Opened two de novo community banking offices.
  - One office is located in Taylor, Texas which is in Williamson County, one of the 50 fastest growing counties in the United States.
  - The second office is in North Austin.

2006 Accomplishments

- Commercial loans and community banking deposits have grown by 65% and 42%, respectively, from September 30, 2005 to September 30, 2006.

- Changed all the names of the legacy banks in East Texas to Franklin Bank.

- For 2005, Franklin was ranked #13 in revenue growth within the *Chronicle 1*00 list of publicly traded companies in the Houston area and #1 among area banks.

Franklin Bank

Franklin Bank

The Franklin Family of Community Banks℠

Company Overview

NASDAQ: FBTX

Corporate Locations


Seattle
Portland
San Jose
Fresno
Los Angeles
Long Beach
Santa Ana
San Diego
Phoenix
Tucson
Denver
Colorado Springs
Albuquerque
El Paso
Dallas
Fort Worth
Austin
San Antonio
Kansas City
Wichita
Tulsa
Oklahoma City
Minneapolis
Chicago
Indianapolis
Saint Louis
Detroit
Toledo
Cleveland
Columbus
Cincinnati
Buffalo
New York
Philadelphia
Pittsburgh
Washington
Boston
Virginia Beach
Nashville
Charlotte
Atlanta
Jacksonville
New Orleans
Scale Legend
Mile(s)
0
200
400
600

- ■ Corporate Headquarters
- ● Community Banking Offices (35)
- ▲ Commercial Lending Offices (8)

Franklin Bank

Franklin Bank

The Franklin Family of Community Banks℠

Business Overview

NASDAQ: FBTX

Community Banking

- Lead with Lending
  - Commercial, Consumer, Small Business, Business Banking
- Be the "Trusted Financial Advisor" in the community
- Provide high quality personalized customer service
- Bring "State of the Art" banking products to communities
- Provide specialized products for individual market needs
- Focus on measuring deposit growth through clear goal setting
- Committed to giving to the communities we serve

Community Banking

- Advertise using print ads and statement stuffers
- Rolling-out the "Franklin Bank" name through our banking office network after certain standards are met
- Segment pricing of deposit products within individual markets
- Cash management sales promotion to new and existing customers
- Segment customers within individual markets and target products for each group
- Establish direct selling program using scorecards and direct incentives for wins in market place.

Community Banking Acquisitions

- Focus on growing within Texas communities with the following characteristics:
  - Outside large metropolitan areas
  - Significant market share
  - High growth
  - Less Competition

Community Banking Acquisitions

- Price correctly
- Make acquisitions that are profitable for Franklin and its shareholders
- Accretive within the first year
- Focus on an IRR of 15-20%
- Consideration will be a combination of stock and cash

Core Values

- We exist to serve our customers and employees with respect and fairness.
- We will be ethical, forthright, and honest in all things.
- We will foster innovation and open communication.
- We will recognize each individual's contribution.
- We will proactively help others to succeed.

The Franklin Family of Community Banks℠

Name	Acquisition Date	Assets	Deposits
Franklin Bank	April 2002	$ 62.3MM	$ 58.5MM
Highland Lakes Bank	April 2003	$ 83.6MM	$ 72.9MM
Jacksonville Savings Bank	December 2003	$467.6MM	$399.8MM
Lost Pines National	February 2004	$ 40.3MM	$ 36.5MM
Cedar Creek Bank	December 2004	$104.9MM	$ 93.2MM
First National Bank of Athens	May 2005	$217.7MM	$189.7MM
Elgin Bank of Texas	July 2005	$ 81.7MM	$ 71.1MM
Branch Acquisition	December 2005	$ 10.0 MM	$274.0 MM
Branch Acquisition	Pending	$ 4.0 MM	$ 47.0 MM
	TOTALS	**$1,072.1 MM**	**$1,242.7 MM**

Integration

- Expansion of their products
- Convert their technology platform to our platform
- Reorganize manual processes
- Incorporate the institution into our unique marketing strategy

Lending

- Commercial and Business
- Commercial Real Estate
- Builder Lines
- Mortgage Banker Finance
- Mortgage

Commercial and Business

- Relationship-oriented lender with personalized service
- Experienced lenders with local knowledge
- Ability to tailor products to meet a variety of customers needs
- Local decision making

Commercial Real Estate

- Experienced relationship-oriented lenders
- Eligible properties:
  - Retail, multi-family, office, medical office and industrial properties
- Loan sizes varying based on customer's needs
- Types of products:
  - Construction acquisition/rehab
  - Intermediate term loans (up to 5 years)
  - Secured lines of credit
  - Master credit facilities.

Builder Lines

- We focus on the high growth markets.
- Our customers have experienced management and strong financials.
- We have an experienced team of senior lenders in 9 regional markets plus 2 correspondent relationships in Atlanta, Georgia and Columbia, South Carolina.

North Texas	Mid-Atlantic	Rocky Mountain
South Texas	Northeast	Midwest
Southeast	West	Southwest

Mortgage Banker Finance

- Provide financing to mortgage banks
- Convert mortgage brokers to mortgage bankers
- Source of deposits
- Lead with service
- Experienced team of professionals

Mortgage

- Act as a liquid "place-holder"
- Acquire high quality mortgages
- Low retail fixed cost structure
- Relationships with brokers and correspondents throughout Texas and U.S.
- Offered through community banking offices

Franklin Bank

The Franklin Family of Community Banks℠

Financial Overview

NASDAQ: FBTX

Business Drivers

- Increase commercial loans
- Increase non-interest income
- Improve operating expense ratio
- Strive to have an efficiency ratio of 50%
- Increase community banking deposits

Franklin Bank

Assets

$'s are in thousands


$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$2,251,300
$3,479,734
$3,892,714
$5,173,202
12/31/2003
12/31/2004
12/31/2005
9/30/2006

Franklin Bank

Net Income for the Years Ended



$'s are in thousands
$29,000
$19,000
$9,000
-$1,000
$3,197
$23,149
$26,296
$25,200 *
2003
2004
2005
Expected 2006 *

* We expect 2006 EPS to be $1.05 per diluted share based on an estimated 24 million shares outstanding .

Franklin Bank

Balance Sheet Repositioning Continues



$'s are in thousands
$1,800,000
$1,550,000
$1,300,000
$1,050,000
$800,000
$550,000
$300,000
$50,000
$(200,000)
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
$282,816
$646,092
$1,154,159
$1,647,496
12/31/2003
12/31/2004
12/31/2005
9/30/2006
Commercial & Consumer Loans
1-4 Family Loans as a % of Total Loans

Community Bank Deposits


$'s are in thousands
$1,600,000
$1,200,000
$800,000
$400,000
$0
$574,224
$720,704
$1,252,915
$1,367,149
12/31/2003
12/31/2004
12/31/2005
9/30/2006

Franklin Bank

Looking forward…

- We expect our earnings for 2006 to be $1.05 or $1.24, on a non-GAAP basis, excluding the following non-GAAP adjustments during the third quarter:

Adjusted non-GAAP Guidance	$1.24
Less:	
Litigation Reserve - Taylor Brown	$.04
Preferred Stock Dividends for 3rd & 4th Qtrs.	$.14
One-time effect of FAS 123R	$.01
Revised Guidance for 2006	$1.05

Looking forward…

- We expect to have earnings ranging from $1.32 to $1.40 per diluted share for 2007. This guidance includes the expected deployment of capital during the first and second quarters.
- For 2007, the first quarter is targeted at $.24 to $.26 per diluted share, the second quarter is targeted at $.29 to $.31 per diluted share, the third quarter is targeted at $.38 to $.40 per diluted share, and the fourth quarter is targeted at $.41 to $.43 per diluted share.
- We expect to have 50% of total loans in commercial and community banking by the end of 2007.
- We expect to have net earnings from the banking segment to total approximately 60% for 2006 and 67% for 2007.

Franklin Bank

Why Franklin Bank?

- Developing the best full-service community bank in Texas
- Provides high-quality customer service through our "Trusted Financial Advisors"
- Management team and the board of directors have extensive experience with this strategy and
- Aim to provide better than excellent returns to our investors

Franklin Bank

Franklin Bank

The Franklin Family of Community Banks℠

Thank you for your interest in Franklin Bank (FBTX)!